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                            CONDITIONAL DEED OF ADHERENCE


THIS CONDITIONAL DEED OF ADHERENCE is made the 18th day of September 1997


BETWEEN:

(1)  Star Digitel Limited, a company incorporated in Hong Kong (the
     "Company"); and

(2)  Vanguard Cellular Financial Corp., a North Carolina corporation
     ("VCFC").

WHEREAS:

(A) On the 4th day of April 1997, the Company and its shareholders entered into an Amended and Restated Shareholders' Agreement (the "Shareholders' Agreement") to which a form of this Deed is attached as Exhibit A.

(B) Concurrently with the execution of this Deed, VCFC and IWC China Limited, a Mauritius corporation ("IWC China"), are entering into a Pledge Agreement dated as of even date herewith (the "Pledge Agreement") and a Reimbursement Agreement dated as of even date herewith (the
     "Reimbursement Agreement").

(C) Pursuant to the terms of the Pledge Agreement and/or the Reimbursement Agreement, upon the occurrence of certain events specified therein, VCFC may acquire all of IWC China's rights, title and interest in certain or all of the shares in the share capital of the Company (the "Shares") that IWC China currently owns or may acquire in the future (such rights, title and interest in such Shares, the "Title").

(D) The Company enters into this Deed on behalf of itself and as agent for all the existing Shareholders of the Company.

NOW THIS DEED WITNESSES as follows:

1.   INTERPRETATION.

     In this Deed, except as the context may otherwise require, all words and expressions defined in the Shareholders' Agreement shall have the same meanings when used herein.

2.   COVENANT.

     VCFC hereby covenants to the Company as trustee for all other persons who are at present or who may hereafter become bound by the Shareholders' Agreement, and to the Company itself that upon the transfer of the Title to any of IWC China's Shares to VCFC, VCFC will adhere to and be bound by all the duties, burdens and obligations of a shareholder holding the same class of share capital as the Shares imposed pursuant to the provisions of the Shareholders' Agreement and all documents expressed in writing to be supplemental or ancillary thereto as if VCFC had been an original party to the

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     Shareholders' Agreement since the date of such transfer. The Company hereby acknowledges the Pledge Agreement and the Reimbursement Agreement and covenants that it will not, directly or indirectly, unreasonably obstruct or interfere with any exercise of VCFC's rights under the Pledge Agreement or the Reimbursement Agreement in connection with any transfers of any Shares, so long as such exercise of rights is in compliance with the terms of the Shareholders' Agreement and this Deed.

3.   AFFILIATE STATUS.

     VCFC hereby represents and warrants that Vanguard China, Inc., a Delaware corporation, is an indirect subsidiary and an Affiliate of VCFC.

4.   EFFECTIVENESS.

     This Deed shall become effective only upon the transfer to VCFC of the Title to IWC China's Shares, if any, pursuant to the terms of the Pledge Agreement and/or the Reimbursement Agreement.

5.   ENFORCEABILITY.

     Upon the effectiveness of this Deed pursuant to Section 4 above, each existing Shareholder and the Company shall be entitled to enforce the Shareholders' Agreement against VCFC, and VCFC shall be entitled to all rights and benefits of IWC China (other than those that are non-assignable) under the Shareholders' Agreement with respect to the Shares transferred by IWC China to VCFC in each case as if VCFC had been an original party to the Shareholders' Agreement since the date of the effectiveness of this Deed.

6.   GOVERNING LAW.

     THIS DEED OF ADHERENCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF ENGLAND AND WALES.


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     IN WITNESS WHEREOF, this Conditional Deed of Adherence has been executed as a deed on the date first above written.

                              STAR DIGITEL LIMITED


                              By:
                                 -----------------------------------------
                                 Name:
                                      ------------------------------------
                                 Title:
                                       -----------------------------------


                              VANGUARD CELLULAR FINANCIAL CORP.


                              By:
                                 -----------------------------------------
                                 Name:
                                      ------------------------------------
                                 Title:
                                       -----------------------------------